Exhibit 32.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 3, 2011 by and among FURNITURE BRANDS INTERNATIONAL, INC., a Delaware corporation (the “Company”), BROYHILL FURNITURE INDUSTRIES, INC., a North Carolina corporation (“Broyhill”), HDM FURNITURE INDUSTRIES, INC., a Delaware corporation (“HDM”), LANE FURNITURE INDUSTRIES, INC., a Mississippi corporation (“Lane”), THOMASVILLE FURNITURE INDUSTRIES, INC., a Delaware corporation (“Thomasville”), MAITLAND-SMITH FURNITURE INDUSTRIES, INC., a Delaware corporation (“Maitland-Smith”, and, together with the Company, HDM, Broyhill, Lane and Thomasville, each a “Borrower,” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
A.    The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent are party to that certain Amended and Restated Credit Agreement dated as of April 27, 2011 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrowers, the Lenders, and the Administrative Agent wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    Section 6.13 of the Credit Agreement is hereby amended and restated as follows:
SECTION 6.13 Change in Fiscal Year. The Company shall not change its fiscal year to end on any date other than (a) for each year through and including 2011, December 31 of such year and (b) for each year thereafter, the closest Saturday to December 31.
2.    Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants that:
(a)    The execution, delivery and performance by the Loan Parties of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors'

rights generally;
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment and the Credit Agreement as amended hereby as “Loan Documents” for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except that any representation or warranty that relates to a specific date shall be true and correct in all material respects as of such date); and
(c)    No Default or Event of Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective as of the date first written above upon the execution and delivery hereof by the Loan Parties, the Required Lenders, and the Administrative Agent (without respect to whether it has been executed and delivered by all the Lenders) and the satisfaction of the following additional conditions:
(a)    Each of the Guarantors has executed and delivered a Reaffirmation of Collateral Documents in the form of Exhibit A hereto.
4.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, the Security Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrowers hereby affirm their obligations under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, but giving effect to laws applicable to national banks.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

FURNITURE BRANDS INTERNATIONAL, INC.
BROYHILL FURNITURE INDUSTRIES, INC.
LANE FURNITURE INDUSTRIES, INC.
THOMASVILLE FURNITURE INDUSTRIES, INC.
ACTION TRANSPORT, INC.
BROYHILL TRANSPORT, INC.
BROYHILL RETAIL, INC.
BROYHILL HOME FURNISHINGS, INC.
THOMASVILLE RETAIL, INC.
HDM RETAIL, INC.
FAYETTE ENTERPRISES, INC.
HDM FURNITURE INDUSTRIES, INC.
HDM TRANSPORT, INC.
LANEVENTURE, INC.
MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
THE LANE COMPANY, INCORPORATED
LANE HOME FURNISHINGS RETAIL, INC.
THOMASVILLE HOME FURNISHINGS, INC.
FURNITURE BRANDS RESOURCE COMPANY, INC.
FURNITURE BRANDS HOLDINGS, INC.
FURNITURE BRANDS OPERATIONS, INC.

By   /s/ Steven G. Rolls
Name: Steven G. Rolls
Title: Senior Vice President and Chief Financial Officer of the Company and Senior Vice President - Finance of each other Loan Party

On behalf of each of the above Loan Parties

JPMORGAN CHASE BANK, N.A., Individually, as Administrative Agent, Issuing Bank and Swingline Lender By /s/ Bradford R. Kuhn Name: Bradford R. Kuhn Title: Duly Authorized Signatory

Bank of America, N.A. By /s/ Elizabeth J. Mitchell Name: Elizabeth J. Mitchell Title: Vice President

Wells Fargo Bank, National Association By /s/ Reza Sabahi Name: Reza Sabahi Title: Authorized Signatory

PNC Bank, National Association By Name: Title:

General Electric Capital Corporation By /s/ Dwayne Coker Name: Dwayne Coker Title: Duly Authorized Signatory

Capital One Leverage Finance Corp. By /s/ Robert Wallace Name: Robert Wallace Title: Senior Vice President

EXHIBIT A

REAFFIRMATION OF COLLATERAL DOCUMENTS

Each of the undersigned hereby (a) acknowledges receipt of a copy of that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of November 3, 2011 (the “Amendment”); (b) consents to the amendment referenced therein; and (c) reaffirms its obligations under each of the Collateral Documents to the extent that it is party thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Credit Agreement, as defined below. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in that certain Amended and Restated Credit Agreement dated as of April 27, 2011 among Furniture Brands International, Inc., the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”). This Reaffirmation of Collateral Documents shall be governed by and construed in accordance with laws of the State of New York, but giving effect to federal laws applicable to national banks.

Dated as of November 3, 2011
FURNITURE BRANDS INTERNATIONAL, INC.
BROYHILL FURNITURE INDUSTRIES, INC.
LANE FURNITURE INDUSTRIES, INC.
THOMASVILLE FURNITURE INDUSTRIES, INC.
ACTION TRANSPORT, INC.
BROYHILL TRANSPORT, INC.
BROYHILL RETAIL, INC.
BROYHILL HOME FURNISHINGS, INC.
THOMASVILLE RETAIL, INC.
HDM RETAIL, INC.
FAYETTE ENTERPRISES, INC.
HDM FURNITURE INDUSTRIES, INC.
HDM TRANSPORT, INC.
LANEVENTURE, INC.
MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
THE LANE COMPANY, INCORPORATED
LANE HOME FURNISHINGS RETAIL, INC.
THOMASVILLE HOME FURNISHINGS, INC.
FURNITURE BRANDS RESOURCE COMPANY, INC.
FURNITURE BRANDS HOLDINGS, INC.
FURNITURE BRANDS OPERATIONS, INC.

By: /s/ Steven G. Rolls______________________
Name: Steven G. Rolls
Title: Senior Vice President and Chief Financial Officer of the Company and Senior Vice President - Finance of each other Loan Party
On behalf of each of the above Loan Parties